EX-33.4
(logo) TORCHLIGHT
INVESTORS
TORCHLIGHT LOAN SERVICES


Certification Regarding Compliance with Applicable Servicing Criteria

1. Torchlight Loan Services, LLC (the Company) is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ending December 31, 2011 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include commercial mortgage-backed securities transactions that were issued on or after January 1, 2006 and that were registered with the SEC pursuant to the Securities Act of 1933, for which the Company acted as special servicer (the "Platform");

2. The commercial mortgage-backed securities transactions covered by this Platform, for the 12-month period ending December 31, 2011 are:

     * Credit Suisse Commercial Mortgage Trust 2007-C2
     * Credit Suisse Commercial Mortgage Trust 2007-C4
     * GS Mortgage Securities Corporation 2006-GG6
     * ML-CFC Commercial Mortgage Trust 2006-3
     * Credit Suisse Commercial Mortgage Trust 2007-TFL1 (Hines Portfolio Loan)

    The commercial mortgage-backed securities transactions covered by this Platform also include the following asset pool, for the period August 12, 2011 (date the company became special servicer) through December 31, 2011:

     * Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-5

    The commercial mortgage-backed securities transactions covered by this Platform also include the following asset pool, for the period October 13, 2011 (date the company became special servicer) through December 31, 2011:

     * GS Mortgage Securities Corporation 2011-GC5

    The commercial mortgage-backed securities transactions covered by this Platform also include the following asset pool, for the period June 23, 2011 (date the company became special servicer) through December 31, 2011:

     * J.P. Morgan Chase Commercial Mortgage Securities Trust 2011-C4

    The commercial mortgage-backed securities transactions covered by this Platform also include the following asset pool, for the period September 29, 2011 (date the company became special servicer) through December 31, 2011:

     * J.P. Morgan Chase Commercial Mortgage Securities Trust 2011-C5


230 Park Avenue New York, New York 10169
T 212.883.2698 F 212.883.2998
E saltman@torchlightinvestors.com
www.torchlightinvestors.com


(page)


(logo) TORCHLIGHT
INVESTORS
TORCHLIGHT LOAN SERVICES

3. Except as set forth in paragraph 4 below, the Company used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to the Company based on the activities it performs, directly or through its Vendors, with respect to the Platform;

5. The Company has complied, in all material respects, with the applicable servicing criteria as of December 31, 2011 and for the Reporting Period with respect to the Platform taken as a whole; and

6. Reznick Group, P.C., a registered public accounting firm, has issued an attestation report on the Company's assessment of compliance with the applicable servicing criteria for the Reporting Period.


March 14, 2012

Torchlight Loan Services, LLC
By:    /s/ Steve Altman
Name:  Steve Altman
Title: Authorized Signatory


230 Park Avenue New York, New York 10169
T 212.883.2698 F 212.883.2998
E saltman@torchlightinvestors.com
www.torchlightinvestors.com


(page)


Appendix A

                                                                                                             INAPPLICABLE
                                                                          APPLICABLE                         SERVICING
                             SERVICING CRITERIA                           SERVICING CRITERIA                 CRITERIA

                                                                                                    Performed by      NOT performed
                                                                                 Performed by       subservicer(s)    by Torchlight
                                                                                 Vendor(s) for      or vendor(s)      Loan Services
                                                                 Performed       which              for which         or by
                                                                 Directly        Torchlight         Torchlight        subservicer(s)
                                                                 by              Loan Services      Loan Services     or vendor(s)
                                                                 Torchlight      is the             is NOT the        retained by
                                                                 Loan Services   Responsible        Responsible       Torchlight
                                                                                 Party              Party             Loan Services
Reference          Criteria
                   General Servicing Considerations

                   Policies and procedures are instituted        X
                   to monitor any performance or other
                   triggers and events of default in
                   accordance with the transaction
1122(d)(1)(i)      agreements.

                   If any material servicing activities          X
                   are outsourced to third parties, policies
                   and procedures are instituted to monitor
                   the third party's performance and
                   compliance with such servicing
1122(d)(1)(ii)     activities.


                   Any requirements in the transaction                                                                X
                   agreements to maintain a back-up servicer
1122(d)(1)(iii)    for the pool assets are maintained.

                   A fidelity bond and errors and                X
                   omissions policy is in effect on the
                   party participating in the servicing
                   function throughout the reporting period
                   in the amount of coverage required by and
                   otherwise in accordance with the terms of
1122(d)(1)(iv)     the transaction agreements.

                   Cash Collection and Administration

                   Payments on [pool assets] are deposited       X
                   into the appropriate custodial bank
                   accounts and related bank clearing
                   accounts no more than two business days
                   following receipt, or such other number
                   of days specified in the transaction
1122(d)(2)(i)      agreements.

                   Disbursements made via wire transfer on       X
                   behalf of an obligor or to investor are
1122(d)(2)(ii)     made only by authorized personnel.

                   Advances of funds or guarantees               X
                   regarding collections, cash flows or
                   distributions, and any interest or other
                   fees charged for such advances, are made,
                   reviewed and approved as specified in
1122(d)(2)(iii)    the transaction agreements.

                   The related accounts for the                  X
                   transaction, such as cash reserve
                   accounts or accounts established as a
                   form of overcollateralization, are
                   separately maintained (e.g., with respect
                   to commingling of cash) as set forth in
1122(d)(2)(iv)     the transaction agreements.



(page)


Appendix A

                                                                                                             INAPPLICABLE
                                                                          APPLICABLE                         SERVICING
                             SERVICING CRITERIA                           SERVICING CRITERIA                 CRITERIA

                                                                                                    Performed by      NOT performed
                                                                                 Performed by       subservicer(s)    by Torchlight
                                                                                 Vendor(s) for      or vendor(s)      Loan Services
                                                                 Performed       which              for which         or by
                                                                 Directly        Torchlight         Torchlight        subservicer(s)
                                                                 by              Loan Services      Loan Services     or vendor(s)
                                                                 Torchlight      is the             is NOT the        retained by
                                                                 Loan Services   Responsible        Responsible       Torchlight
                                                                                 Party              Party             Loan Services
Reference          Criteria

                   Each custodial account is maintained at       X
                   a federally insured depository
                   institution as set forth in the
                   transaction agreements. For purposes of
                   this criterion, "federally insured
                   depository institution" with respect to a
                   foreign financial institution means a
                   foreign financial institution that meets
                   the requirements of Rule 13k-1(b)(1)
1122(d)(2)(v)      of the Securities Exchange Act.

                   Unissued checks are safeguarded so as                                                              X
1122(d)(2)(vi)     to prevent unauthorized access.

                   Reconciliations are prepared on a             X
                   monthly basis for all asset-backed
                   securities related bank accounts,
                   including custodial accounts and related
                   bank clearing accounts. These
                   reconciliations are (A) mathematically
                   accurate; (B) prepared within 30
                   calendar days after the bank statement
                   cutoff date, or such other number of days
                   specified in the transaction agreements;
                   (C) reviewed and approved by someone
                   other than the person who prepared the
                   reconciliation; and (D) contain
                   explanations for reconciling items.
                   These reconciling items are resolved
                   within 90 calendar days of their original
                   identification, or such other number of
                   days specified in the transaction
1122(d)(2)(vii)    agreements.

                   Investor Remittances and Reporting

                   Reports to investors, including those
                   to be filed with the Commission, are
                   maintained in accordance with the
                   transaction agreements and applicable
                   Commission requirements. Specifically,
1122(d)(3)(i)      such reports:

                   are prepared in accordance with               X
                   timeframes and other terms set forth in
1122(d)(3)(i)(A)   the transaction agreements;

                   provide information calculated in             X
                   accordance with the terms specified in
1122(d)(3)(i)(B)   the transaction agreements;

                   are filed with the Commission as                                                                   X
1122(d)(3)(i)(C)   required by its rules and regulations;



(page)


Appendix A

                                                                                                             INAPPLICABLE
                                                                          APPLICABLE                         SERVICING
                             SERVICING CRITERIA                           SERVICING CRITERIA                 CRITERIA

                                                                                                    Performed by      NOT performed
                                                                                 Performed by       subservicer(s)    by Torchlight
                                                                                 Vendor(s) for      or vendor(s)      Loan Services
                                                                 Performed       which              for which         or by
                                                                 Directly        Torchlight         Torchlight        subservicer(s)
                                                                 by              Loan Services      Loan Services     or vendor(s)
                                                                 Torchlight      is the             is NOT the        retained by
                                                                 Loan Services   Responsible        Responsible       Torchlight
                                                                                 Party              Party             Loan Services
Reference          Criteria

                   agree with the investors' or trustee's                                                             X
                   records as to the total unpaid principal
                   balance and number of pool assets
1122(d)(3)(i)(D)   serviced by the Servicer.

                   Amounts due to investors are allocated                                                             X
                   and remitted in accordance with
                   timeframes, distribution priority and
                   other terms set forth in the transaction
1122(d)(3)(ii)     agreements.

                   Disbursements made to an investor are                                                              X
                   posted within two business days to the
                   Servicer's investor records, or such other
                   number of days specified in the transaction
1122(d)(3)(iii)    agreements.

                   Amounts remitted to investors per the                                                              X
                   investor reports agree with cancelled
                   checks, or other form of payment, or
1122(d)(3)(iv)     custodial bank statements.

                   Pool Asset Administration

                   Collateral or security on [pool assets]       X
                   is maintained as required by the
                   transaction agreements or related
1122(d)(4)(i)      mortgage loan documents.

                   [pool asset] and related documents are        X
                   safeguarded as required by the
1122(d)(4)(ii)     transaction agreements

                   Any additions, removals or substitutions      X
                   to the asset pool are made, reviewed
                   and approved in accordance with
                   any conditions or requirements in the
1122(d)(4)(iii)    transaction agreements.

                   Payments on pool assets, including any                                                             X
                   payoffs, made in accordance with related
                   pool asset documents are posted to the
                   Servicer's obligor records maintained no
                   more than two business days after
                   receipt, or such other number of days
                   specified in the transaction agreements,
                   and allocated to principal, interest or
                   other items (e.g., escrow) in accordance
1122(d)(4)(iv)     with the related pool asset documents.

                   The Servicer's records regarding the                                                               X
                   pool assets agree with the Servicer's
                   records with respect to an obligor's
1122(d)(4)(v)      unpaid principal balance.

                   Changes with respect to the terms or          X
                   status of an obligor's pool assets (e.g.,
1122(d)(4)(vi)     loan modifications or re-



(page)


Appendix A

                                                                                                             INAPPLICABLE
                                                                          APPLICABLE                         SERVICING
                             SERVICING CRITERIA                           SERVICING CRITERIA                 CRITERIA

                                                                                                    Performed by      NOT performed
                                                                                 Performed by       subservicer(s)    by Torchlight
                                                                                 Vendor(s) for      or vendor(s)      Loan Services
                                                                 Performed       which              for which         or by
                                                                 Directly        Torchlight         Torchlight        subservicer(s)
                                                                 by              Loan Services      Loan Services     or vendor(s)
                                                                 Torchlight      is the             is NOT the        retained by
                                                                 Loan Services   Responsible        Responsible       Torchlight
                                                                                 Party              Party             Loan Services
Reference          Criteria

                   agings) are made, reviewed and approved
                   by authorized personnel in accordance
                   with the transaction agreements and
                   related pool asset documents.

                   Loss mitigation or recovery actions           X
                   (e.g., forbearance plans, modifications
                   and deeds in lieu of foreclosure,
                   foreclosures and repossessions, as
                   applicable) are initiated, conducted and
                   concluded in accordance with the
                   timeframes or other requirements
                   established by the transaction
1122(d)(4)(vii)    agreements.

                   Records documenting collection efforts        X
                   are maintained during the period a pool
                   asset is delinquent in accordance with
                   the transaction agreements. Such records
                   are maintained on at least a monthly
                   basis, or such other period specified in
                   the transaction agreements, and describe
                   the entity's activities in monitoring
                   delinquent pool assets including, for
                   example, phone calls, letters and payment
                   rescheduling plans in cases where
                   delinquency is deemed temporary (e.g.,
1122(d)(4)(viii)   illness or unemployment).

                   Adjustments to interest rates or rates                                                             X
                   of return for pool assets with variable
                   rates are computed based on the related
1122(d)(4)(ix)     pool asset documents.

                   Regarding any funds held in trust for                                                              X
                   an obligor (such as escrow accounts): (A)
                   such funds are analyzed, in accordance
                   with the obligor's [pool asset] documents,
                   on at least an annual basis, or such
                   other period specified in the transaction
                   agreements; (B) interest on such funds is
                   paid, or credited, to obligors in
                   accordance with applicable pool asset
                   documents and state laws; and (C) such
                   funds are returned to the obligor within
                   30 calendar days of full repayment of the
                   related pool assets, or such other number
                   of days specified in the transaction
1122(d)(4)(x)      agreements.

                   Payments made on behalf of an obligor                                                              X
                   (such as tax or insurance payments) are
                   made on or before the related penalty or
                   expiration dates, as indicated on the
                   appropriate bills or notices for such
                   payments, provided that such support has
1122(d)(4)(xi)     been received



(page)


Appendix A

                                                                                                             INAPPLICABLE
                                                                          APPLICABLE                         SERVICING
                             SERVICING CRITERIA                           SERVICING CRITERIA                 CRITERIA

                                                                                                    Performed by      NOT performed
                                                                                 Performed by       subservicer(s)    by Torchlight
                                                                                 Vendor(s) for      or vendor(s)      Loan Services
                                                                 Performed       which              for which         or by
                                                                 Directly        Torchlight         Torchlight        subservicer(s)
                                                                 by              Loan Services      Loan Services     or vendor(s)
                                                                 Torchlight      is the             is NOT the        retained by
                                                                 Loan Services   Responsible        Responsible       Torchlight
                                                                                 Party              Party             Loan Services
Reference          Criteria

                   by the servicer at least 30
                   calendar days prior to these dates, or
                   such other number of days specified in
                   the transaction agreements.

                   Any late payment penalties in                                                                      X
                   connection with any payment to be made on
                   behalf of an obligor are paid from the
                   Servicer's funds and not charged to the
                   obligor, unless the late payment was due
1122(d)(4)(xii)    to the obligor's error or omission.

                   Disbursements made on behalf of an                                                                 X
                   obligor are posted within two business
                   days to the obligor's records maintained
                   by the Servicer, or such other number of
                   days specified in the transaction
1122(d)(4)(xiii)   agreements.

                   Delinquencies, charge-offs, and                                                                    X
                   uncollectible accounts are recognized and
                   recorded in accordance with the
1122(d)(4)(xiv)    transaction agreements.

                   Any external enhancement or other                                                                  X
                   support, identified in Item
                   1114(a)(1) through (3) or Item 1115 of
                   Regulation AB, is maintained as set
1122(d)(4)(xv)     forth in the transaction agreements.

